UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2008

DUKE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	1-9044	35-1740409
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

We expect to file a registration statement on Form S-3 during November 2008 in order to register additional shares under our Direct Stock Purchase and Dividend Reinvestment Plan. In connection with the expected filing, we have reclassified the operations of certain properties that have either sold subsequent to December 31, 2007, or that were held for sale and classified as discontinued operations at December 31, 2007 but no longer meet the applicable criteria, within our consolidated financial statements and notes to consolidated financial statements that were previously filed in our 2007 Annual Report on Form 10-K.

As previously reported, in October 2001, FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”), which became effective on January 1, 2002. SFAS No. 144 requires us to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. SFAS No. 144 further requires us to reclassify results of operations from a property disposed or held for sale as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth audited consolidated financial statements of Duke Realty Corporation for the years ended December 31, 2007, 2006 and 2005, including revised notes thereto, which reflect the reclassification of the operations of certain properties to or from discontinued operations in accordance with SFAS No. 144.

During the nine-month period ended September 30, 2008, we sold six properties owned by us and not classified as assets held for sale as of December 31, 2007. The results of operations from such properties have been reclassified as income from discontinued operations for the years ended December 31, 2007, 2006 and 2005 in the accompanying consolidated financial statements and notes to consolidated financial statements. Additionally, there were 14 properties that we had classified as held for sale as of December 31, 2007, and whose results of operations were included as income from discontinued operations for the years ended December 31, 2007, 2006 and 2005, that were reclassified to continuing operations during the nine months ended September 30, 2008 as the result of no longer meeting the applicable criteria under SFAS No. 144 for held for sale classification. There is no effect on the previously reported net income available for common shareholders.

Management does not believe that this reclassification in accordance with SFAS No. 144 has a material effect on our selected consolidated financial data or management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2007, 2006 and 2005 as previously reported in our 2007 Annual Report on Form 10-K. We are not revising Management’s Discussion and Analysis (MD&A) included in our 2007 Annual Report on Form 10-K given the insignificance of the reclassified amounts.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
12	Statement re: Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

23	Consent of KPMG LLP

99.1	Report of Independent Registered Public Accounting Firm

99.2	Consolidated Financial Statements and Notes to Consolidated Financial Statements, Years Ended December 31, 2007, 2006 and 2005

99.3	Schedule III – Duke Realty Corporation Combined Real Estate and Accumulated Depreciation – December 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Dennis D. Oklak
Dennis D. Oklak
Chairman and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)

Dated: November 26, 2008